UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   January 3, 2006
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31993 (Commission File Number)	25-1655321 (I.R.S. Employer Identification No.)

20810 Fernbush Lane
Houston, Texas		77073
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 821-9091
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01 Other Events
     On January 3, 2006, Sterling Construction Company, Inc. (the “Company”) issued a press release announcing the launch of its public offering of up to 1.7 million shares of its common stock.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit no.	Description
99.1	Press release dated January 3, 2006 announcing the commencement of a public offering of up to 1.7 million shares of its common stock (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: January 3, 2006	By:	/s/ Maarten D. Hemsley
	Name:	Maarten D. Hemsley
	Title:	Chief Financial Officer